June 30, 2001


Rampart  Services  Corporation,  L.L.C.,  et al.
                                          ------
700  Louisiana,  Suite  2510
Houston,  Texas  77002

Re: ELEVENTH AMENDMENT TO LOAN AGREEMENT (Eleventh Amendment) dated as of June 30, 2001, by and between Southwest Bank of Texas N.A. and Rampart Services Corporation, L.L.C., et. al.
                                         -------

Gentlemen:

     This Eleventh Amendment is made and entered into as of the date above between SOUTHWEST BANK OF TEXAS N.A. ("Bank") and Borrower (hereinafter defined)
                                       ----
to evidence the parties' agreement to modify and amend the existing Loan Agreement, as last amended by the Tenth Amendment to Loan Agreement dated effective as of March 30, 2001 (all capitalized terms which are defined in the Loan Agreement, as amended, shall have the same meaning herein, unless expressly modified hereby).

     Borrower has requested that the Loan Agreement be modified and the Bank has agreed to such modifications upon the terms set forth herein. For sufficient consideration, the parties hereby agree that the Loan Agreement is modified to the extent required to accomplish the intent of the specific modifications of this Tenth Amendment.

     The term "Borrower" is hereby defined to include the following entities, jointly and severally, RAMPART SERVICES CORPORATION, L.L.C., a Texas limited liability company ("RSC"); RAMPART CAPITAL CORPORATION, a Texas corporation;
                      ---
RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company; RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company; RAMPART PROPERTIES, L.L.C., a Nevada limited liability company; IGBAF, L.L.C., a Texas limited liability company; IGBF, L.L.C., a Texas limited liability company; NEWPORT FUND, , L.L.C., an Oklahoma limited liability company; LEISSNER'S, INC., a Texas corporation; RAMPART NEWPORT CORPORATION, L.L.C., a Texas limited liability company; SOURCEONE CAPITAL GROUP, L.L.C., a Nevada limited liability company; and RAMPART ALLIANCE CORPORATION, a Texas corporation; provided, however, as to filings with the Bank and compliance issues under the Loan Agreement, RSC shall be the entity primarily responsible for confirming to the Bank all compliance matters under the Loan Agreement unless otherwise agreed to in writing by the Bank.
     This Eleventh Amendment modifies the Loan Agreement to accomplish the following:


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Rampart  Services  Corporation,  L.L.C.,  et al.
                                          ------
June  30,  2001
Page  2


     1. Borrower agrees to pay the Bank an up-front facilities fee in the amount of $7,500.00 upon execution of this Eleventh Amendment;

     2. The term "Note" shall be that certain promissory note of even date herewith from Borrower to the Bank in the face amount of $3,000,000.00 due and payable on or before December 31, 2001, which Note amount represents a reduction in the commitment of the Bank from $5,000,000.00 to a maximum of $3,000,000.00;

     3. The Borrower will not permit its tangible net worth (on a consolidated basis) to be less than $9,400,000 at any time after the date hereof. As used herein, "tangible net worth" shall mean the sum of preferred stock (if any), par value of common stock, capital in excess of par value of common stock, cost in excess of net assets acquired, deferred development costs and all other assets as are properly classified as intangible assets;

     4. The Borrower shall maintain on a consolidated basis a ratio of Total Liabilities to Tangible Net Worth not exceeding 2.50:1.00. As used "Total Liabilities" means the sum of current liabilities plus long term liabilities, excluding any deferred income taxes; and

     5. The Borrower shall maintain on a consolidated basis a ratio of Adjusted Total Liabilities to Tangible Net Worth not exceeding 1.20:1.00. As used "Adjusted Total Liabilities" means Total Liabilities excluding "High Yield Lending Program" notes payable.

     To the extent that the terms and provisions of the Loan Agreement require modification to accomplish the specific terms set forth above, the parties agree that they shall cooperate to permit advances upon the terms set forth above.

     The representations and warranties of Borrower contained in the Loan Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Loan Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Eleventh Amendment.

     Borrower has performed and complied with all Loan Agreements and conditions contained in the Loan Agreement and the Security Instruments required to be


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Rampart  Services  Corporation,  L.L.C.,  et  al.
                                          -------
June  30,  2001
Page  3


performed or complied with by Borrower prior to or at the time of delivery of this Eleventh Amendment.

     There exists, and after giving effect to this Eleventh Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party, including without limitation, the Loan Agreement, the Note and the Security Instruments, to the knowledge of the parties hereto.

     Nothing in this Eleventh Amendment is intended to amend any of the representations or warranties contained in the Loan Agreement.

     Borrower represents that this is a commercial, business and/or investment transaction and that the proceeds of the Note have not and will not be used for personal, family, household or residential purposes; that all disclosures, if any, required by law have been received by Borrower prior to the execution hereof; and requests that Bank rely upon this representation, and the Bank has relied upon the representations and warranties contained in this Eleventh Amendment in agreeing to the amendments and supplements to the Loan Agreement set forth herein.

     Except as otherwise expressly provided herein, the Loan Agreement, the Security Instruments, the Note and the other instruments and agreements referred to therein are not amended, modified or affected by this Eleventh Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.

     On and after the date on which this Eleventh Amendment becomes effective, the terms, "this Loan Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Eleventh Amendment.

     This Eleventh Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


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Rampart  Services  Corporation,  L.L.C.,  et al.
                                          ------
June  30,  2001
Page  4


     It is understood between the parties hereto that Borrower shall provide Bank, at Borrower's expense, all other reports, further agreements and instruments, title policies, surveys, and other documentation as reasonably requested during the term of the Note, so as to preserve, protect and perfect, or maintain the perfection, of all liens created by the instruments securing payment of the Note or other required documentation so that Bank shall have all documentation necessary to comply with Bank's internal lending policies and that documentation required by any applicable regulatory agency/authority.

     All  notices  to  Borrower  shall  be  sent to the address set forth above.

     All the parties executing this Eleventh Amendment on behalf of Borrower represent that the representations and statements in the respective Officer's Certificates furnished to the Bank for the Tenth Amendment are in full force and effect through the date hereof and are by this reference restated and confirmed in full as though set forth in full herein by the undersigned officers.

     NOTICE TO OBLIGORS:  THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS
     ------------------
LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS LOAN. THE TERM "PARTIES" INCLUDES THE UNDERSIGNED PERSONS AND ENTITIES. THE TERM "LOAN" INCLUDES THIS AGREEMENT AND THE DOCUMENTS REFERENCED HEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be executed on the date first set forth above but in all respects effective as of July 1, 2001.


     BORROWER:                     RAMPART  SERVICES  CORPORATION,  L.L.C.,
     ---------                     a Texas  limited  liability  company

                                   By:  /s/  J.  H.  CARPENTER
                                             J.  H.  Carpenter,  President


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Rampart  Services  Corporation,  L.L.C.,  et al.
                                          ------
June  30,  2001
Page  5


                              RAMPART  CAPITAL  CORPORATION,
                              a  Texas  corporation

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company

                              By:  /s/  J.  H.  CARPENTER
                              J.  H.  Carpenter,  President

                              RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              RAMPART  PROPERTIES,  L.L.C.,
                              a  Nevada  limited  liability  company

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              IGBAF,  L.L.C.,
                              a  Texas  limited  liability  company

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              IGBF,  L.L.C.,
                              a  Texas  limited  liability  company

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President


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Rampart  Services  Corporation,  L.L.C.,  et al.
                                          ------
June  30,  2001
Page  6


                              NEWPORT  FUND,  L.L.C.
                              an  Oklahoma  limited  liability  company

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              LEISSNER'S  INC.,
                              a  Texas  corporation

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              RAMPART  NEWPORT  CORPORATION,  L.L.C.,
                              a  Texas  limited  liability  company

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President

                              SOURCEONE  CAPITAL  GROUP,  L.L.C.,
                              a  Nevada  limited  liability  company

                              By:  Rampart  Properties,  L.L.C.,
                                      Its  Manager

                                   By:  /s/  J.  H.  CARPENTER
                                             J.  H.  Carpenter,  President

                              RAMPART  ALLIANCE  CORPORATION,  L.L.C.
                              a  Texas  corporation

                              By:  /s/  J.  H.  CARPENTER
                                        J.  H.  Carpenter,  President


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Rampart  Services  Corporation,  L.L.C.,  et al.
                                          ------
June  30,  2001
Page  7


     BANK:                         SOUTHWEST  BANK  OF  TEXAS  N.A.
     -----
                                   By: /s/  MICHAEL  R.  ADAMS
                                            Michael  R.  Adams
                                            Vice  President


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